UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 13, 2006

MOTIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23044 (Commission File Number)	93-0976127 (IRS Employer Identification No.)
300 Knightsbridge Pkwy. Lincolnshire, IL (Address of Principal Executive Offices)		60069 (Zip Code)

Registrant's telephone number, including area code: 847-478-4200

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

              This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

              Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our recently filed registration statements on Form S-1. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

              Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 7.01 Regulation FD Disclosure

              Furnished as Exhibit 99.1 hereto is certain information concerning the business of Mobile Satellite Ventures LP ("MSV") that is being provided to certain persons in connection with a proposed private financing transaction of MSV. Motient owns 49% of MSV on an undiluted basis.

              For the purpose of Exhibit 99.1, the terms "we," "our," "us," the "Company" and "MSV" refer to MSV, its subsidiaries Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures (Canada) Holdings Inc., and "issuers" refers to MSV and MSV Finance Co., in each case except where the context otherwise requires or as otherwise indicated. "MSV Canada" refers to Mobile Satellite Ventures (Canada) Inc. "Canadian joint ventures," refers to MSV Canada and Mobile Satellite Ventures (Canada) Holdings Inc.

Item 9.01 Financial Statements and Exhibits

(d)
Exhibits.

              The exhibit to this Current Report on Form 8-K is listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

2

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION
By:	/s/ Robert Macklin Robert Macklin Vice President, Secretary and General Counsel

Date: March 13, 2006

3

EXHIBIT INDEX

Number		Description
99.1	—	Regulation FD Disclosure

4